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                                                                         Ex 10.7

                    MUTUAL AND GENERAL RELEASE OF ALL CLAIMS

      This Mutual and General Release is entered into between CYTRX CORPORATION (hereinafter "CYTRX"), and MADISON & WALL WORLDWIDE, INC. (hereinafter "M & W"), and is intended by said parties to effect the legal consequences provided by
Section 1541 of the California Civil Code; that is, the extinguishment of obligations as hereinafter set forth.

      In consideration of the payment by CYTRX to M & W of the sum of $50,000 cash and 200,000 shares of CYTRX common stock (the "Stock"), each of the parties hereby mutually relinquishes their respective legal rights and those of their heirs, legal representatives and assigns, affiliated partnerships or corporations, their officers, directors, stockholders, or their successors and assigns, receivers and trustees in bankruptcy, administrators, successors and assigns, and all other persons, firms, corporations, associations, and partnerships, and release one another from any and all liability and all future claims, actions, interests, demands, rights, damages, costs, loss of services, proceedings, debts, dues, sums of money, contracts, agreements, controversy, expenses, and compensation, of any nature whatsoever, which the parties, or any of them, may have or which may hereafter accrue on account of, or in any way growing out of any and all known, and unknown, foreseen and unforeseen facts, injuries or damages arising out of the facts alleged in the Complaint filed by M & W entitled, Madison & Wall Worldwide, Inc. v. Cytrx Corporation, on April ___, 2004, Orange County Superior Court Case No. 04CC04463 (the "Incident").

      The Stock is being issued to M & W under a private placement exemption under applicable federal and state securities laws. CYTRX has communicated to M & W and M & W understands that CYTRX intends to file a Form S-1 registration statement covering the resale of CYTRX securities by certain CYTRX shareholders (the "Resale Registration Statement") within sixty days of filing its Form 10-K for the year ended December 31, 2003 (the "2003 Form 10-K"). M & W represents that it has reviewed the 2003 Form 10-K, including the "Risk Factors" section contained therein. CYTRX will use its best efforts to register the Stock with the Resale Registration Statement or with any new registration statement on Form S-3 or any other

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available Form (other than Form S-8 or Form S-4) that CYTRX files prior to the filing of the Resale Registration Statement. Notwithstanding the foregoing, CYTRX will not have an obligation to include the Stock in any registration statement covering an underwritten offering in which the underwriter for that offering advises CYTRX that it is not willing to include the Stock in that registration statement, provided that at least 75,000 shares of the Stock are included in that underwritten registration statement and the remaining 125,000 shares of the Stock will continue to have the registration rights set forth above. In the event that CYTRX fails to include the Stock in the next new registration statement (other than a Form S-8 or Form S-4 Registration Statement) that it files after the date hereof that does not cover an underwritten offering, CYTRX will pay M & W as liquidated damages $25,000 for each 30-day period after that registration statement is filed during which CYTRX has not filed a registration statement covering the Stock. CytRx and M & W shall enter into a registration rights agreement reasonably acceptable to both parties that sets forth the foregoing registration obligations of CYTRX and includes other customary provisions for an agreement of this type.

      It is understood and agreed that this Mutual and General Release of All Claims is the compromise of a disputed claim and that this Mutual and General Release of All Claims is not to be construed as an admission of liability on the part of any of the parties hereby released and that the parties hereby released deny liability therefor and intend merely to avoid litigation and buy their peace. This Mutual and General Release of All Claims is the result of bargaining and negotiation by and between the parties, and represents a final, mutually agreeable compromise.

      It is understood and agreed that each of the parties hereby expressly waive all rights under Section 1542 of the Civil Code of California which provides as follows:

            "CERTAIN CLAIMS NOT AFFECTED BY GENERAL RELEASE A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

      The parties hereto, and each of them, fully understand that they cannot hereafter make any further claim or seek any further recovery from the parties being released herein by reason of

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the aforesaid incident, and they expressly waive all future unknown claims caused by, or alleged to be caused by, the aforesaid incident.

      The parties hereto, and each of them, further declare and represent that there has been no other promise, inducement or agreement, and that this Mutual and General Release of All Claims constitutes the ENTIRE AGREEMENT between the parties hereto, and that the terms of this Mutual and General Release of All Claims are contractual and not a mere recital.

      Full performance by each party hereto of each and all of their respective obligations hereunder shall constitute a condition precedent to the effectiveness of each of the releases and discharges made hereunder in their favor.

      Each party hereto hereby represents and warrants that said party has not assigned or otherwise transferred, and will not hereafter assign or otherwise transfer, any interest in any claim which is released by said party hereunder, and each party hereto agrees to indemnify, hold harmless and defend each and every person and other entity who is released by said party hereunder, with respect to any and all claims which may arise out of or by reason of any such assignment or transfer of any interest in any such claim.

      This Mutual and General Release of All Claims may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement. Copies of this Mutual and General Release of All Claims, including facsimile copies may be used in lieu of the originals for all purposes. If a party signs this Mutual and General Release of All Claims and then transmits an electronic facsimile of the signature page to any other party, that party who receives the transmission may rely upon the electronic facsimile as a signed original of this Mutual and General Release of All Claims.

      All parties agree to keep this Mutual and General Release of All Claims and its terms confidential and not disclose this Mutual and General Release of All Claims and the facts and circumstances surrounding the transactions between the parties to third parties, except disclosures (i) in response to a Summons or Subpoena; (ii) by order or request of any governmental authority or administrative agency; (iii) by Court Order; (iv) to senior management of each party; (v) to attorneys, accountants or other professional advisors to a party provided they

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are instructed to keep this Mutual and General Release of All Claims confidential; or, (vi) to enforce the terms of this Mutual and General Release of All Claims.

      The parties hereto consent to the jurisdiction of the Los Angeles Superior Court (Central District) of the State of California, and/or the United States District Court, Central District of California, Los Angeles office, and hereby waive any and all venue and jurisdictional objections, whether personal or subject matter, thereto, and also consents to service of process by any means authorized pursuant to California law.

      This Agreement shall be construed and enforced according to the laws of the State of California applicable to agreements made to be performed wholly within the State.

BY THEIR SIGNATURES BELOW, THE UNDERSIGNED REPRESENT THAT THEY HAVE READ THE FOREGOING FOUR PAGES OF THIS MUTUAL AND GENERAL RELEASE OF ALL CLAIMS AND FULLY UNDERSTAND AND AGREE TO EACH AND ALL OF THE TERMS AND CONDITIONS SET FORTH THEREIN.

CYTRX CORPORATION                               MADISON & WALL WORLDWIDE, INC.

BY: /s/ STEVEN KRIEGSMAN                        BY: /s/ BRUCE E. ELLIOTT
    -------------------------------------           ----------------------------
      STEVEN KRIEGSMAN
                                                PRINT NAME: Bruce E. Elliott
TITLE: President
                                                TITLE: President
DATED: 6/29/04
                                                DATED: May 27, 2004

                        APPROVED AS TO FORM AND CONTENT:

WASSERMAN, COMDEN, CASSELMAN & PEARSON LLP      GREENBERG TRAURIG, P.A.

BY: /s/ CLIFFORD H. PEARSON                     BY: /s/ DAVID S. OLIVER
    --------------------------------------          ----------------------------
    CLIFFORD H. PEARSON                             DAVID S. OLIVER
Attorneys for Defendant CYTRX CORPORATION       Attorneys for Plaintiff MADISON
                                                & WALL WORLDWIDE, INC.

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